-------------------------------------------------------------------------------

                                   UAM FUNDS
                            FPA CRESCENT PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

                   William H. Park
Norton H. Reamer   Vice President
Director, President and Chairman

                   Michael E. DeFao

                   Secretary
John T. Bennett, Jr.

Director
                   Karl O. Hartmann

Philip D. English  Assistant Secretary

Director
                   Gary L. French

William A. Humenuk Treasurer

Director
                   Robert R. Flaherty

                   Assistant Treasurer
Peter M. Whitman, Jr.

Director
                   Gordon M. Shone
                   Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 First Pacific Advisors, Inc.
 11400 West Olympic Boulevard
 Suite 1200
 Los Angeles, CA 90064

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


[LOGO OF UAM FUNDS                 UAM Funds
APPEARS HERE]
                            FPA CRESCENT PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                                MARCH 31, 1997

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  11
Statement of Operations.....................................................  12
Statement of Changes in Net Assets..........................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Report of Independent Accountants...........................................  20

--------------------------------------------------------------------------------

                            FPA CRESCENT PORTFOLIO

April 21, 1997

Dear Fellow Shareholders:

For the past couple of years it seems as though the stock market only goes up on days it is open--until recently, that is. January was a good month all-around, but February brought a small-cap stock decline, and March saw both small- and large-cap stocks drop. The FPA Crescent Portfolio ("Crescent"), although down from its high, has performed well, beating stock and bond indices for 1997's first quarter. For the trailing 12-month period ended March 31, 1997, Crescent ranks #1 of 294 balanced funds (Source: Lipper).

The comparative returns for Crescent and its relevant benchmark indices are shown below.

                                              BALANCED
                                              BENCHMARK   LEHMAN
                               FPA CRESCENT  60% RUSSELL BROTHERS
                               INSTITUTIONAL 2500 40% LB  GOV'T/   RUSSELL  S&P
TIME PERIOD                        CLASS     GOV'T/CORP  CORPORATE  2500    500
-----------                    ------------- ----------- --------- ------- -----
Period Ended 3/31/97
  Quarter.....................      3.4%        -2.4%      -0.9%    -3.4%   2.6%
Calendar Years Ended
  1996........................     22.9%        12.6%       2.9%    19.0%  23.3%
  1995........................     26.0%        26.7%      19.2%    31.7%  37.5%
  1994........................      4.3%        -2.0%      -3.5%    -1.1%   1.3%
From Inception*...............     17.1%        10.7%       5.7%    14.0%  17.5%

* Inception is 6/2/93 for the Institutional Class shares. Returns from inception are annualized. The annualized performance of the Russell 2500, Lehman Brothers Government/Corporate, and S&P 500 indices begins 6/1/93. The data quoted represents past performance and is not indicative of future performance. An investment in the Portfolio may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. The table presents the performance of the Institutional Class shares which have been in existence since Crescent's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that class.

Larger stocks, which have the greatest weighting in the indices, have been propping up index returns. Individual stocks have corrected much more than the relatively minor negative returns recently posted by the indices. The average stock is down 16% or so from this year's high, more than twice the decline of the S&P 500, with many stocks declining by a third or more. Even with this, investors have not fearfully bailed out of big company stocks--so far, anyway.

Typically, in periods of stock market decline, investors seek refuge in large-capitalization stocks with predictable earnings growth. People pay more for predictability. Two companies in the same industry might show the same 15% compounded growth in earnings over the preceding five years, but could have taken different paths to get there. One might have had 15% growth every year while the other had some losing years and some huge years. More consistent earnings growth leads to a higher valuation, but there will be fewer opportunities to buy it at a discount large enough to make value investors like us happy.

With the recent stock market weakness, the Russell 2000, a small-cap index, declined 5.2% in the first quarter of 1997, and increased only 5.1% in the twelve-month period, poor performance when compared to the large companies in the S&P 500, which returned 2.6% and 19.9% for the same periods. Given the weak relative performance of the Russell 2000, we believe that there is currently more value in smaller companies than larger ones. Crescent's investments currently have a small median market capitalization of approximately $335 million to take advantage of what we perceive to be a valuation disparity.

We like two legs supporting us when we invest--low valuation and earnings growth--regardless of the company's size. That way, when an investment fails to meet our original expectations, we believe that it should have less downside than a company standing on only one leg. An investor in a high valuation stock accepts greater volatility. There is nothing more perishable than a high p/e. For example, a company trading at $30 and expected to increase earnings 30% this year, to $1 per share might have a price/earnings ratio equal to 30x. Should this company earn only $0.90, still a commendable 17% growth rate, investors will ascribe a lower p/e to its earnings--say 20x. This would cause the stock to trade at $18, a 40% decline. Worse, if the company were to earn less than its prior year earnings, the stock price would probably drop by two-thirds or more. The following table reflects the lower valuation focus of our stock portfolio. Note the below-average price/earnings and price/book ratios.

RATIOS                                                RUSSELL  S&P  LEHMAN BROS.
(WEIGHTED AVERAGE)                          CRESCENT   2500    500  GOV'T/CORP.
------------------                          --------- ------- ----- ------------
Stocks
Price/Earnings 1997 est....................     15.3x  16.0x  17.3x
Price/Earnings 1998 est....................     11.0x  14.3x  16.2x
Price/Book.................................      2.1x   3.1x   3.4x
Bonds
Duration................................... 4.4 years                5.0 years
Maturity................................... 6.4 years                9.5 years
Yield......................................     10.3%                     7.0%

Listed below are Crescent's ten largest holdings, excluding short-term investments, as of March 31, 1997. These investments account for 26.4% of the portfolio's net assets:

  COMMON STOCK
  Coachmen Industries, Inc.
  IHOP Corp.
  Michaels Stores, Inc.
  National R.V. Holdings, Inc.
  Pinkerton's, Inc.
  Price Enterprises, Inc.

  CORPORATE BONDS
  Alexander Haagen Properties, Inc. 7.5%, 1/15/01 Convertible Sub Notes Charming Shoppes, Inc. 7.5%, 7/15/06 Convertible Sub Notes
  Mobile Telecommunication Technologies Corp. 13.5%, 12/15/02 Senior Notes Trump Atlantic City Associates 11.25%, 5/1/06 First Mortgage Notes

Coachmen and IHOP serve as recent examples of the kind of quality, attractively priced investments we seek. We previously owned Coachmen for more than two years until we sold our position in the fourth quarter of 1996. Coachmen's stock price subsequently went up somewhat and then declined more than 35% from its peak. We then repurchased our position. Coachmen returned 26% on shareholders' equity last year and trades at only 9x current year's earnings. (The p/e is less than 6x if you adjust for the value of their modular housing business, their $4 per share in cash and no debt).

IHOP is a nationally known purveyor of pancakes. Most people think of this company as a restaurant chain open only for breakfast. It's actually much more. Surprisingly, only 40% of their sales are at breakfast, with the balance split evenly between lunch and dinner. Of their 728 restaurants, they operate only 62 and franchise the rest. To most of their franchisees, IHOP loans money for the initial franchise fee, rents them their site, leases them their equipment, and sells them product. The Company should earn $2.30 this year, 10.9x earnings. This is an inexpensive real estate, financing--oh, and restaurant company. By the way, you should try the Country Griddle pancakes. They're excellent, even for dinner.

Crescent had the following net asset composition at March 31, 1997.

Common Stocks, long.....................................................  47.8 %
Common Stocks, short....................................................  (3.4)%
Preferred Stocks........................................................   3.8 %
Corporate Bonds.........................................................  19.8 %
Cash & Other............................................................  32.0 %
                                                                         -------
  Total................................................................. 100.0 %
                                                                         =======

In recent years, our economy has provided a wonderful environment for investors. This expansion has been the most restrained since World War II. According to Barron's, the best quarterly growth in GDP in the current expansion was only 5%, compared to an average maximum quarterly growth of 11.1% in five previous expansions. This has helped keep inflation and interest rates low while companies have continued to grow earnings. All is not perfect though. A record 1.1 million people declared bankruptcy in 1996; this, in an environment where unemployment has now dropped to 5.2%. Credit delinquencies have been expanding. (Note the recent problems confronting sub-prime auto-lenders, including the bankruptcy filing of Jayhawk Acceptance Corp. and Mercury Finance Company's default of their commercial paper as well as the rising bad debt of the credit card issuers.) Many lenders are rethinking how "loose" they wish to have their credit standards. Any tightening would have a dampening effect on the economy. Small changes in the economy, such as a rise in interest rates or an economic slow-down, can turn profitable customers into bad debtors.

The Federal Reserve's recent increase in interest rates was accompanied by a strong showing in various economic numbers raising the fear that the Fed will hike rates further. Another increase should not be that much of a surprise, as Alan Greenspan has clearly stated that he would preemptively increase rates to keep inflation low. Furthermore, we do not believe that inflation is dead. It can rear its head in such places as health care, where there has not been much pricing pressure the past couple of years. I would argue that the bigger health care cost savings are behind us, now 75% of the American population are members of a managed-care network.

A recent survey by Louis Harris & Associates found that a staggering 85% of investors have come to expect the 14% returns in the stock market over the past ten years to continue into the next ten even though stock returns have averaged only 10% over the past seventy years. We believe that there will be a reversion to the mean which portends stock returns at a level less than 10% for a period of time. Meanwhile, investors have used small market declines as an opportunity to invest additional capital. "Buying on dips" suggests investor complacency, taking into account only recent experience and ignoring the potential for greater volatility. We have never seen so many people talking about the stock market who are not otherwise engaged in it professionally. Furthermore, most mutual fund shareholders are relative newcomers; 80% of the money in mutual funds has been invested since 1990. How these shareholders might react in a stock market correction is unknown. This gives us pause and dictates a continued cautious stance. Crescent will become fully invested, but the companies we buy will be those trading at large discounts to their private market value, giving us what we hope will be greater downside protection.

As far as the bond market goes, people have been used to the idea of bonds as a financial asset that offers big returns. This will not be the case over time. By buying ten-year U.S. Treasury Notes today, you would receive 6.9% over ten years without credit risk. To expect more than this would require a rally in bonds (caused by a decrease in interest rates) and the sale of the notes before their maturity. Such a strategy should not be confused with a fixed income investment. It is a speculation. Although high-yield bonds have historically low premiums to U.S. Treasuries and unattractive risk/reward characteristics, we are doing our homework and finding some opportunities in this sector.

Crescent has had substantial asset growth recently. Thank you for your confidence and we endeavor to continue to earn it. We have been doing quite well in a weak market. Since our stocks have not declined as much as the market, it has made it somewhat more difficult to put the recent cash inflow to work. We feel that many of the companies we own are better "holds" than "buys" and therefore do not have the opportunity to buy more of the same companies. This means that to employ the cash, we must find new investments. You can therefore expect to see the number of positions we hold expand over the shorter term and then contract as time passes. We currently own 36 stocks in the portfolio, excluding the arbitrage positions.

Respectfully,

/s/ Steven Romick

Steven Romick
Portfolio Manager,
FPA Crescent Portfolio

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
            FPA CRESCENT PORTFOLIO, THE STANDARD & POOR'S 500 INDEX
                     (S&P 500) AND THE BALANCED BENCHMARK

---------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN**
         FOR PERIOD ENDED MARCH 31, 1997
---------------------------------------------------
       1 YEAR                  SINCE 6/2/93*
---------------------------------------------------
       20.61%                     17.10%
---------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

          FPA Crescent Portfolio    S&P 500             Balanced
           Institutional Class+      Index+            Benchmark+
 6/2/93          10,000              10,000              10,000
9/30/93          10,590              10,291              10,718
3/31/93          11,127              10,127              10,543
9/30/94          11,394              10,666              10,728
3/31/95          12,168              11,705              11,292
9/30/95          14,097              13,846              12,985
3/31/96          15,175              15,470              13,786
9/30/96          16,586              16,670              14,448
3/31/97          18,304              18,554              14,752

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations.

** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.

+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                     Definition of the Comparative Indices
                     -------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Balanced Benchmark, a hypothetical combination of unmanaged indices, reflects the Portfolio's neutral mix of 60% stocks and 40% bonds (60% Russell 2500/40% Lehman Brothers Government/Corporate Index).

The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.

Please note that one cannot invest in an unmanaged index.

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
March 31, 1997

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (47.8%)
-------------------------------------------------------------------------------
BANKS (3.5%)
 @ Chase Manhattan Corporation, The........................   2,000 $   187,250
  * HF Bancorp, Inc........................................  65,000     828,750
  Santa Barbara Bancorp....................................  19,900     597,000
 **Standard Federal Bancorporation.........................  12,000     696,000
                                                                    -----------
                                                                      2,309,000
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (1.7%)
 **RJR Nabisco Holdings Corp...............................  34,500   1,112,625
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (2.5%)
  Central Newspapers, Inc., Class A........................  12,000     601,500
  * Devon Group, Inc.......................................  22,000     649,000
 **News Corporation, Ltd., Spons. ADR, Pref. Ltd. Vtg. Ord.
  Shares...................................................  25,000     371,875
                                                                    -----------
                                                                      1,622,375
-------------------------------------------------------------------------------
CHEMICALS (0.5%)
  * Scotts Company, The....................................  15,000     345,000
-------------------------------------------------------------------------------
CONSUMER DURABLES (0.8%)
  Semi-Tech (Global) Ltd., Spons. ADR...................... 102,250     540,994
-------------------------------------------------------------------------------
CONSUMER STAPLES (1.8%)
 ** Alberto-Culver Company, Class A........................   3,000      66,750
  * Day Runner, Inc........................................  15,000     380,625
  * Guest Supply, Inc......................................  50,000     718,750
                                                                    -----------
                                                                      1,166,125
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.6%)
  American Express Company.................................   9,350     559,831
  Associates First Capital Corporation.....................   4,100     176,300
  * Dundee Bancorp, Inc., Class A..........................  25,000     488,069
  * Ocean Financial Corp...................................  16,000     443,000
  Phoenix Duff & Phelps Corporation........................  90,300     688,538
                                                                    -----------
                                                                      2,355,738
-------------------------------------------------------------------------------
HEALTH CARE (1.9%)
  * Medical Resources, Inc.................................  35,000     380,625
  *SMT Health Services Inc................................. 100,940     857,990
                                                                    -----------
                                                                      1,238,615
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
March 31, 1997

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (2.5%)
 ** Foremost Corporation of America.........................   5,500 $   319,000
  US Facilities Corporation.................................  65,000   1,316,250
                                                                     -----------
                                                                       1,635,250
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (2.7%)
  * IHOP Corp...............................................  70,000   1,767,500
--------------------------------------------------------------------------------
MANUFACTURING (7.0%)
  Coachmen Industries, Inc..................................  75,000   1,415,625
  * Littelfuse, Inc.........................................   8,500     393,125
  * National R.V. Holdings, Inc............................. 145,000   1,885,000
  * Recoton Corporation.....................................  70,000     918,750
                                                                     -----------
                                                                       4,612,500
--------------------------------------------------------------------------------
REAL ESTATE (4.7%)
  Crown American Realty Trust............................... 128,000     992,000
  Price Enterprises, Inc.................................... 113,000   2,076,375
                                                                     -----------
                                                                       3,068,375
--------------------------------------------------------------------------------
RETAIL (8.4%)
  * Good Guys, Inc., The....................................  80,000     550,000
  * Mac Frugal's Bargains-Close-outs Inc....................  50,000   1,325,000
  * Maxim Group, Inc., The..................................  15,000     198,750
  * Michaels Stores, Inc.................................... 117,200   2,153,550
  * Payless ShoeSource, Inc.................................  30,500   1,277,188
                                                                     -----------
                                                                       5,504,488
--------------------------------------------------------------------------------
SERVICES (2.3%)
  * Earl Scheib, Inc........................................  16,000     100,000
  * Pinkerton's, Inc........................................  56,000   1,442,000
                                                                     -----------
                                                                       1,542,000
--------------------------------------------------------------------------------
TECHNOLOGY (3.1%)
  * Arrow Electronics, Inc..................................  13,500     761,063
  * NCR Corporation.........................................  28,000     987,000
  * Wang Laboratories, Inc..................................  15,000     266,250
                                                                     -----------
                                                                       2,014,313
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
March 31, 1997

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TEXTILES & APPAREL (0.8%)
 ** Reebok International Ltd............................     12,000 $   538,500
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $26,869,053)..................             31,373,398
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PREFERRED STOCKS (3.8%)
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (0.2%)
  RJR Nabisco Holdings Corp., 10%, 12/31/44, Series T...      6,450     160,444
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (2.5%)
  AMC Entertainment, Inc., $1.75, 12/31/49 Cv...........     19,000     646,000
  Station Casinos, Inc., 7.0%, 12/31/49 Cv..............     22,500     970,312
                                                                    -----------
                                                                      1,616,312
-------------------------------------------------------------------------------
FINANCIAL SERVICES (0.4%)
  Phoenix Duff & Phelps Corporation, $1.50, 11/1/15, Se-
  ries A Cv.............................................      9,730     260,278
-------------------------------------------------------------------------------
REAL ESTATE (0.6%)
  Walden Residential Properties, Inc., 9.2%, 12/31/06...     15,000     386,250
-------------------------------------------------------------------------------
RETAIL (0.1%)
  Signet Group PLC, $1.06, 12/31/49, Cv.................      5,800      92,800
-------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $2,412,844)................              2,516,084
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
CORPORATE BONDS (19.8%)
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (2.1%)
  Busse Broadcasting Corp., 11.625%, 10/15/00........... $  427,000     448,884
  Continental Cablevision, Inc., 11.00%, 6/1/07.........    800,000     900,346
                                                                    -----------
                                                                      1,349,230
-------------------------------------------------------------------------------
CONSUMER STAPLES (0.2%)
  Playtex Family Products Corp., 9.00%, 12/15/03........    150,000     149,625
-------------------------------------------------------------------------------
CONSUMER DURABLES (0.4%)
  # International Semi-Tech Microelectrics Inc.,
    0.00%/11.50%, 8/15/03...............................    510,000     284,325
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (2.5%)
  Trump Atlantic City Associates, 11.25%, 5/1/06........  1,800,000   1,633,500
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
March 31, 1997

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (0.5%)
  GPA Delaware, Inc., 8.75%, 12/15/98.................... $  300,000 $   305,625
--------------------------------------------------------------------------------
HEALTH CARE (0.9%)
  NovaCare Inc., 5.50%, 1/15/00 Cv.......................    650,000     598,000
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (0.1%)
  MGM Grand Hotels Finance Corp., 12.00%, 5/1/02.........     85,000      89,896
--------------------------------------------------------------------------------
MANUFACTURING
 (0.8%)
  Fomento Economico Mexicano SA, 9.50%, 7/22/97..........    410,000     416,663
  Triangle Pacific Corp., 10.50%, 8/1/03.................    140,000     148,225
                                                                     -----------
                                                                         564,888
--------------------------------------------------------------------------------
REAL ESTATE
 (3.0%)
  Alexander Haagen Properties, Inc., Series A, 7.50%,
  1/15/01 Cv.............................................    975,000     911,625
  Alexander Haagen Properties, Inc., Series B, 7.50%,
  1/15/01 Cv.............................................    625,000     584,375
  Rockefeller Center Properties, Inc., 0.00%, 12/31/00...    700,000     460,250
                                                                     -----------
                                                                       1,956,250
--------------------------------------------------------------------------------
RETAIL
 (5.5%)
  Charming Shoppes, Inc., 7.50%, 7/15/06 Cv..............  1,975,000   1,994,750
  Fabri-Centers of America, Inc., 6.25%, 3/1/02 Cv.......     80,000      76,700
  Genesco Inc., 10.375%, 2/1/03..........................    350,000     355,250
  Michaels Stores, Inc., 6.75%, 1/15/03 Cv...............    300,000     259,500
  Michaels Stores, Inc., 10.875%, 6/15/06................    900,000     924,750
                                                                     -----------
                                                                       3,610,950
--------------------------------------------------------------------------------
SERVICES
 (1.6%)
  EMCOR Group, Inc., Series C, 11.00%, 12/15/01..........    263,700     270,292
  Fleming Companies, Inc., 10.625%, 12/15/01.............    750,000     751,875
                                                                     -----------
                                                                       1,022,167
--------------------------------------------------------------------------------
TELECOMMUNICATIONS
 (2.2%)
  Mobile Telecommunication Technologies Corp., 13.50%,
  12/15/02...............................................  1,600,000   1,448,000
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $13,014,834)...                           13,012,456
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
March 31, 1997

                                                         SHARES      VALUE+
-------------------------------------------------------------------------------
WARRANTS (0.0%)
-------------------------------------------------------------------------------
REAL ESTATE (0.0%)
  * Walden Residential Properties, Inc., expiring
    1/1/02 (COST $15,000).............................      15,000 $    23,437
-------------------------------------------------------------------------------
                                                          FACE
                                                         AMOUNT
-------------------------------------------------------------------------------
SHORT TERM INVESTMENT (29.1%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (29.1%)
 Chase Securities, Inc., 6.10%, dated 3/31/97, due
    4/1/97, to be repurchased at $19,102,236,
    collateralized by $19,030,000 of various U.S.
    Treasury Notes and Bills, 0.0%-9.125%, due
    8/28/97-11/30/99, valued at $19,591,440 (COST
    $19,099,000)...................................... $19,099,000  19,099,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%) (COST $61,410,731).........              66,024,375
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-0.5%)............                (374,061)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $65,650,314
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                         NO. OF
                                                        CONTRACTS
-------------------------------------------------------------------------------
WRITTEN CALL OPTIONS
-------------------------------------------------------------------------------
 Chase Manhattan Corporation, The, expiring 4/19/97,
    Strike Price $95 (Premium Received $18,439).......          20 $     4,250
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
SECURITIES SOLD SHORT
-------------------------------------------------------------------------------
COMMON STOCKS
  Alberto-Culver Company, Class B.....................       3,000 $    78,375
  Bed Bath & Beyond Inc...............................       6,000     145,125
  Boston Chicken, Inc.................................       4,500     137,250
  GT Interactive Software Corporation.................      12,500      89,062
  News Corporation, Ltd., Spons. ADR..................      16,500     297,000
  Regal Cinemas, Inc..................................       4,500     121,500
  Nabisco Holdings Corporation, Class A...............      27,000   1,100,250
  Sensormatic Electronics Corporation.................       7,000     118,125
  Warnaco Group, Inc., The............................       4,000     119,000
                                                                   -----------
   (Total Proceeds $2,100,923)........................             $ 2,205,687
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  + See Note A to Financial Statements.
  * Non-Income Producing Security.
 ** All, or a portion of these shares, were pledged to cover margin requirements on open short sale transactions.
 @ All, or a portion of these shares, cannot be sold pending expiration of written call options.
 # Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity date.
ADRAmerican Depositary Receipt.

   The accompanying notes are an integral part of the financial statements.

FPA CRESCENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $61,410,731
                                                                    ===========
 Investments, at Value (Including a Repurchase Agreement of
  $19,099,000) (Note A)............................................ $66,024,375
 Cash..............................................................   1,493,517
 Receivable for Portfolio Shares Sold..............................     412,579
 Deposits with Brokers for Securities Sold Short (Note A)..........   2,511,091
 Dividends and Interest Receivable.................................     374,051
 Other Assets......................................................         788
-------------------------------------------------------------------------------
  Total Assets.....................................................  70,816,401
-------------------------------------------------------------------------------
LIABILITIES
 Securities Sold Short, at Value (Proceeds $2,100,923) (Note A)....   2,205,687
 Payable for Investments Purchased.................................   2,817,016
 Payable for Portfolio Shares Redeemed.............................      29,537
 Payable for Investment Advisory Fees (Note B).....................      46,808
 Payable for Administrative Fees (Note C)..........................       8,446
 Payable for Custodian Fees (Note D)...............................       5,000
 Payable for Trustees' Fees (Note F)...............................         600
 Written Call Options at Value (Premium Received $18,439) (Note A).       4,250
 Dividend Payable on Securities Sold Short (Note A)................       3,575
 Other Liabilities.................................................      45,168
-------------------------------------------------------------------------------
  Total Liabilities................................................   5,166,087
-------------------------------------------------------------------------------
NET ASSETS......................................................... $65,650,314
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $60,384,542
 Undistributed Net Investment Income...............................     339,182
 Accumulated Net Realized Gain.....................................     403,521
 Unrealized Appreciation...........................................   4,523,069
-------------------------------------------------------------------------------
NET ASSETS......................................................... $65,650,314
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Net Assets........................................................ $65,618,774
 Net Asset Value, Offering and Redemption Price Per Share 4,874,819
  shares outstanding (unlimited authorization, no par value)....... $     13.46
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
 Net Assets........................................................ $    31,540
 Net Asset Value, Offering and Redemption Price Per Share 2,349
  shares outstanding
  (unlimited authorization, no par value).......................... $     13.43
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FPA CRESCENT PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended March 31, 1997

------------------------------------------------------------------------
INVESTMENT INCOME
 Interest................................................    $1,037,523
 Dividends...............................................       303,170
------------------------------------------------------------------------
  Total Income...........................................     1,340,693
------------------------------------------------------------------------
EXPENSES
 Advisory Fees (Note B)..................................       302,772
 Administration Fees (Note C)............................        64,806
 Custodian Fees (Note D).................................        11,394
 Trustees' Fees (Note F).................................         2,716
 Registration and Filing Fees............................        25,569
 Auditing Fees...........................................        20,563
 Legal Fees..............................................        16,674
 Reports to Shareholders.................................        16,589
 Short Sale Dividend Expense (Note A)....................         8,818
 Amortization of Organization Costs (Note A).............         8,668
 Miscellaneous...........................................        17,799
------------------------------------------------------------------------
  Total Expenses.........................................       496,368
 Expense Reductions (Note A).............................        (8,662)
------------------------------------------------------------------------
  Net Expenses...........................................       487,706
------------------------------------------------------------------------
NET INVESTMENT INCOME....................................       852,987
------------------------------------------------------------------------
NET REALIZED GAIN ON:
 Investments.............................................     1,732,993
 Securities Sold Short...................................       371,862
------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS
 AND SECURITIES SOLD SHORT...............................     2,104,855
------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
 Investments.............................................     2,170,658
 Securities Sold Short...................................         5,500
 Written Options.........................................        14,189
------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION...............................     2,190,347
------------------------------------------------------------------------
NET GAIN ON INVESTMENTS,
 SECURITIES SOLD SHORT AND
 WRITTEN OPTIONS.........................................     4,295,202
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS...............................    $5,148,189
------------------------------------------------------------------------
------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FPA CRESCENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................     $852,987     $634,107
 Net Realized Gain.....................................    2,104,855    2,242,920
 Net Change in Unrealized Appreciation/Depreciation....    2,190,347    1,246,238
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    5,148,189    4,123,265
----------------------------------------------------------------------------------
DISTRIBUTIONS:
INSTITUTIONAL CLASS
 Net Investment Income.................................     (676,369)    (559,924)
 Net Realized Gain.....................................   (2,597,975)  (1,361,813)
----------------------------------------------------------------------------------
  Total Distributions..................................   (3,274,344)  (1,921,737)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (A)
INSTITUTIONAL CLASS:
 Issued--Regular.......................................   40,848,380    4,376,535
   --In Lieu of Cash Distributions.....................    3,165,120    1,821,467
 Redeemed..............................................   (2,293,356)  (2,365,192)
----------------------------------------------------------------------------------
  Net Increase from Institutional Class Shares.........   41,720,144    3,832,810
----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS:
 Issued--Regular.......................................       31,597          --
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   41,751,741    3,832,810
----------------------------------------------------------------------------------
 Total Increase........................................   43,625,586    6,034,338
NET ASSETS:
 Beginning of year.....................................   22,024,728   15,990,390
----------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $339,182 and $170,505, respectively).......  $65,650,314  $22,024,728
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(A) SHARES ISSUED AND REDEEMED:
INSTITUTIONAL CLASS
 Shares sold...........................................    3,063,181      356,056
 In Lieu of Cash Distributions.........................      247,300      153,426
 Shares Redeemed.......................................     (174,536)    (193,936)
----------------------------------------------------------------------------------
  Net Increase from Institutional Class Shares.........    3,135,945      315,546
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS
 Shares sold...........................................        2,349          --
 In Lieu of Cash Distributions.........................          --           --
 Shares Redeemed.......................................          --           --
----------------------------------------------------------------------------------
  Net Increase from Institutional Service Class Shares.        2,349          --
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FPA CRESCENT PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        INSTITUTIONAL
                                     INSTITUTIONAL CLASS                SERVICE CLASS
                           ------------------------------------------ -----------------
                            YEARS ENDED MARCH 31,      JUNE 2, 1993+  JANUARY 24, 1997+
                           --------------------------        TO              TO
                             1997     1996     1995    MARCH 31, 1994  MARCH 31, 1997
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD..........   $ 12.67  $ 11.23  $ 10.96     $ 10.00          $ 13.12
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...      0.31     0.40     0.21        0.13             0.03
 Net Realized and
  Unrealized Gain on
  Investments............      2.16     2.29     0.77        0.99             0.28
---------------------------------------------------------------------------------------
  Total from Investment
   Operations............      2.47     2.69     0.98        1.12             0.31
---------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...     (0.34)   (0.37)   (0.18)      (0.10)             --
 Net Realized Gain.......     (1.34)   (0.88)   (0.53)      (0.06)             --
---------------------------------------------------------------------------------------
  Total Distributions....     (1.68)   (1.25)   (0.71)      (0.16)             --
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD..................   $ 13.46  $ 12.67  $ 11.23     $ 10.96          $ 13.43
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
TOTAL RETURN.............     20.61%   24.71%    9.35%      11.40%**          2.36%**
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands).............   $65,619  $22,025  $15,990     $10,174              $32
Ratio of Expenses to Average Net
 Assets:
 Before Expense Reduc-
  tions..................      1.60%    1.59%    1.65%       1.86%*           1.85%*
 After Expense Reduc-
  tions..................      1.57%    1.59%    1.65%       1.85%*           1.85%*
Ratio of Net Investment
 Income to Average Net
 Assets:
 Before Expense Reduc-
  tions..................      2.77%    3.35%    2.16%       1.60%*           2.56%*
 After Expense Reduc-
  tions..................      2.80%    3.35%    2.16%       1.61%*           2.56%*
Portfolio Turnover Rate..        45%     100%     101%         89%              45%
Average Commission Rate
 Paid#...................   $0.0521      N/A      N/A         N/A          $0.0521
---------------------------------------------------------------------------------------

*  Annualized.
** Not Annualized.
+  Commencement of Operations.
# For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.

                            FPA CRESCENT PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FPA Crescent Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust (formerly The Crescent Fund, a series of Professionally Managed Portfolios) is a diversified, open-end management investment company. The Portfolio is authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). On September 6, 1996, the shareholders of the Portfolio approved its reorganization from Professionally Managed Portfolios into the UAM Funds Trust, effective October 1, 1996. At March 31, 1997, the UAM Funds were composed of 42 active portfolios. The financial statements of the remaining portfolios are presented separately. The primary investment objective of the FPA Crescent Portfolio is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. The Portfolio seeks to achieve its objective by investing in a combination of equity securities and fixed income obligations, but there are no assurances that this objective will be achieved. The value of the Portfolio's investment portfolio will fluctuate with market conditions and an investor's shares, when redeemed, may be worth more or less than their original cost. The Portfolio began operations on June 2, 1993.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Trustees.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The cost of securities for federal income tax purposes was $61,410,731. At March 31, 1997, net unrealized appreciation for all securities based on tax cost was $4,613,644. This consisted of aggregate gross unrealized appreciation for all securities of $5,925,689 and aggregate gross unrealized depreciation for all securities of $1,312,045.

                            FPA CRESCENT PORTFOLIO

  3. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income in June and December. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of organization costs and R.E.I.T.s.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $7,941 to decrease undistributed net investment income (loss) with an increase to paid in capital of $7,941.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  4. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  5. SHORT SALES: The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay fees which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

  The Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated

                            FPA CRESCENT PORTFOLIO
  account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

  The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any fees the Portfolio may be required to pay in connection with the short sale.

  6. OPTIONS AND FUTURES CONTRACTS: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

  The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  During the year ended March 31, 1997, the Portfolio participated in writing covered call options. The Portfolio had option activity as follows:

                                                               NO. OF   PREMIUMS
                                                              CONTRACTS  (000)
                                                              --------- --------
   Options outstanding at March 31, 1996.....................    --     $   --
   Options written during the period.........................     20     18,439
                                                                 ---    -------
   Options outstanding at March 31, 1997.....................     20    $18,439

  7. ORGANIZATION COST: Costs incurred by the Portfolio in connection with its organization were deferred and were being amortized on a straight-line basis over a five year period. In connection with the reorganization of the Portfolio, unamortized organization expenses of $6,662 were expensed and reimbursed by the Adviser.

  8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM

                            FPA CRESCENT PORTFOLIO

  Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds, based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, First Pacific Advisors, Inc. (the "Adviser"), an indirect wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 1.85% and 2.10% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.

C. ADMINISTRATION SERVICES: Effective October 1, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement") with the UAM Funds. Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period October 1, 1996 to March 31, 1997, UAM Fund Services, Inc. earned $30,359 from the Portfolio as Administrator of which $20,251 was paid to CGFSC for their services as sub-Administrator.

Prior to October 1, 1996, the Investment Company Administration Corporation acted as the Portfolio's administrator. For its services, the Investment Company Administration Corporation was entitled to receive annual fees, computed daily and payable monthly, of $30,000 for the Portfolio's average net assets less than $15 million; 0.20% of average net assets between $15 to $50 million; plus 0.15% of the next $50 million of average net assets; plus 0.10% of the next $50 million of average net assets; plus 0.05% of average net assets in excess of $150 million.

D. CUSTODIAN: Effective October 1, 1996, The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period October 1, 1996 to March 31, 1997, the amount charged to the Portfolio by the Bank aggregated $3,536.

                            FPA CRESCENT PORTFOLIO

E. DISTRIBUTION SERVICES: Through September 30, 1996, First Fund Distributors, Inc., an affiliate of the former administrator, acted as the Portfolio's distributor. Effective October 1, 1996, UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plan to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees.

In addition, the Portfolio pays service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of certain Service Organizations. For the period January 24, 1997 to March 31, 1997 the Service Class Shares paid service fees of $6.

F. TRUSTEES' FEES: Effective October 1, 1996, each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended March 31, 1997, the Portfolio had no borrowings under the agreement.

H. PURCHASES AND SALES: For the year ended March 31, 1997, the Portfolio made purchases of approximately $33,567,808 and sales of approximately $11,602,781 of investment securities other than long-term U.S. Government and short-term securities.

I. OTHER: At March 31, 1997, 34% and 82% of total shares outstanding were held by 1 and 2 record shareholders owning more than 10% of the aggregate total shares outstanding of the Institutional Class Shares and the Institutional Service Class Shares, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
The FPA Crescent Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the FPA Crescent Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at March 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended and for the period January 24, 1997 (commencement of operations) through March 31, 1997 for the Institutional Service Class shares, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The financial statements of the Portfolio for the year ended March 31, 1996 were audited by other independent accountants whose report dated April 26, 1996 expressed an unqualified opinion on those statements.

Price Waterhouse LLP
Boston, Massachusetts
May 12, 1997

-------------------------------------------------------------------------------

SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

A Special Meeting of the Shareholders of The FPA Crescent Portfolio was held on Friday, September 6, 1996 at the offices of the Fund, 11400 West Olympic Blvd., Los Angeles, California. The following is a summary of the proposal presented and the total number of shares voted:

                                                    VOTES IN   VOTES    VOTES
PROPOSAL                                            FAVOR OF  AGAINST ABSTAINED
--------                                            --------- ------- ---------
To approve a proposed Agreement and Plan of
Reorganization and the transactions contemplated
thereby, which include (a) the transfer of all
assets of the Fund to a newly-formed series--the
FPA Crescent Portfolio (the "Series") of UAM Funds
Trust, a Delaware business trust, in exchange for
shares of the Series, and the assumption by the
Series of liabilities of the Fund; and (b) the
distribution to Fund shareholders of such Series'
shares.                                             1,103,042  1,375     --

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

The FPA Crescent Portfolio hereby designates $1,679,968 as a long-term capital gain dividend for the purpose of the dividend paid deduction on the Portfolio's Federal income tax return.

In 1997, 18.8% of the distributions taxable as ordinary income, as reported on Form 1099-DIV, qualifies for the dividends received deduction for corporations.